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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         Each director and/or officer of CheckFree Corporation (the "Corporation") whose signature appears below hereby appoints Peter J. Kight, David E. Mangum, and Curtis A. Loveland as the undersigned's attorneys or any of them individually as the undersigned's attorney, to sign, in the undersigned's name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Annual Report on Form 10-K (the "Form 10-K") for the fiscal year ended June 30, 2003, and likewise to sign and file with the Commission any and all amendments to the Form 10-K, and the Corporation hereby also appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Form 10-K and any amendments thereto granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or the undersigned's substitute may do by virtue hereof.

         IN WITNESS WHEREOF, we have hereunto set our hands this 4th day of September, 2003.

Signature                           Title


   /s/ Peter J. Kight               Chairman of the Board and
-----------------------------       Chief Executive Officer
  Peter J. Kight                    (Principal Executive Officer)

   /s/ David E. Mangum              Executive Vice President and Chief Financial
-----------------------------       Officer
  David E. Mangum                   (Principal Financial Officer)

   /s/ John J. Browne, Jr.          Vice President, Controller, and
-----------------------------       Chief Accounting Officer
  John J. Browne, Jr.               (Principal Accounting Officer)

   /s/ William P. Boardman          Director
-----------------------------
  William P. Boardman

   /s/ James D. Dixon               Director
-----------------------------
  James D. Dixon

   /s/ Henry C. Duques              Director
-----------------------------
  Henry C. Duques

   /s/ Mark A. Johnson              Director
-----------------------------
  Mark A. Johnson

   /s/ Lewis C. Levin               Director
-----------------------------
  Lewis C. Levin

   /s/ Eugene F. Quinn              Director
-----------------------------
  Eugene F. Quinn

   /s/ Jeffrey M. Wilkins           Director
-----------------------------
  Jeffrey M. Wilkins